Annual Report
December 31, 1997
Mid-Cap Equity Growth Fund

Dear Investor

Following stellar gains in 1995 and 1996, the stock market turned in another unusually good performance in 1997, again led by the type of large-capitalization, blue chip companies that compose the Standard & Poor's 500 Stock Index. The S&P 500's three-year gain of 125.61% was the best since the inception of the index in 1936.

Mid-cap stocks lagged the major large-cap indices in the first half of the year, staged a strong comeback in the third quarter, and faded again in the last three months of 1997. Except for a brief period from April to October, growth stocks lagged value stocks by a considerable margin. Consequently, while the Mid-Cap Equity Growth Fund outperformed an index of its peers for the last six months and the year as a whole, it lagged the S&P MidCap Index for both periods.

Performance Comparison

Periods Ended 12/31/97          6 Months      12 Months
________________________________________________________

Mid-Cap Equity
Growth Fund                        11.82%         18.39%

S&P MidCap Index                   17.04          32.25

Russell Midcap Growth Index        10.86          22.54

Lipper Mid Cap Fund Index           8.66          17.57

With this report, we are instituting two changes in your fund's benchmarks. For our peer group comparison, we are using the Lipper Mid Cap Fund Index instead of the Average of all mid-cap funds. The Index, which is composed of the 30 largest mid-cap funds, includes your fund and is generally more representative of our average market cap. (For the 6- and 12-month periods, the Average returned 10.55% and 19.63%, respectively.) We have also added the Russell Midcap Growth Index to reflect the growth portion of the mid-cap universe, where the fund's program is focused.

Year-End Distributions

Your Board of Directors declared a short-term capital gain of $0.02 per share and a long-term capital gain of $0.01 per share.
Both were paid on December 30 to shareholders of record on December 26.

Market Environment

The year was characterized by a nearly ideal environment for the domestic stock market. The U.S. economy expanded for the seventh consecutive year at a rate that was fast enough to accommodate good corporate earnings growth but slow enough to allay any fears of resurgent inflation. Reflecting the taming of inflation, long-term bond yields fell sharply, ending 1997 below 6%. Meanwhile, in Washington, both Republicans and Democrats appear to have converged in the middle of the political spectrum on most economic issues, facil-itated in part, perhaps, by surging tax receipts and the possibility of a balanced budget as soon as the current fiscal year. This convergence resulted in a tangible benefit for many investors-a reduction in the long-term capital gains rate. With the political and economic backdrop so positive, it is not surprising that consumer confidence remains close to record levels.

The major investment concern emanated from Asia, as the extraordinary economic growth of the Asian tiger economies was imperiled. What began in July as a currency crisis in Thailand was followed within weeks by devaluations in Indonesia, Malaysia, and the Philippines, and by the de facto default of South Korea in the fall. In Japan, which has still not recovered from the implosion of its own real estate and stock market bubble, banks and brokerages failed. Asian markets plunged, and their currencies fell dramatically against the U.S. dollar, precipitating a major crisis. Except for a volatile period last October, the U.S. stock market thus far has been relatively unaffected by these events.

The U.S. stock market advanced 33.36%, as measured by the large-cap Standard & Poor's 500 Stock Index. This was somewhat surprising to us since the strengthening dollar is a drag on the earnings of many large multinational companies. Furthermore, the stocks of small and mid-size companies usually outdistance larger stocks late in economic expansions, but not this time. Perhaps the reason is that larger companies have benefited from restructuring and cost cutting, whereas small and mid-size companies are still growing rapidly and have had little fat to cut. In any case, mid-cap stocks generally lagged large-caps in 1997. Within the mid-cap group, there was a pronounced difference between growth stocks and value stocks, as exemplified by the Russell indices shown in the table:

                                6 Months      12 Months
________________________________________________________

Russell Midcap Index               14.54%         29.01%

Russell Midcap Growth Index        10.86          22.54

Russell Midcap Value Index         17.34          34.37

The largest difference in performance between the two mid-cap segments was the performance of the financial stocks, particularly the slower-growing mid-cap banks, which experienced a consolidation frenzy during the year.

Portfolio Review

Driven by falling interest rates, financial services was the best-performing sector in the market. Not surprisingly, two financial stocks were also the fund's top contributors for 1997:
Franklin Resources, a leading mutual fund manager and distributor, benefited from strong stock and bond markets; and ACE Limited, a leading multi-specialty property and casualty insurer, reported sharply rising earnings from recently acquired lines of business. Several consumer companies were also top contributors: General Nutrition, the leading retailer of vitamins and health supplements in the U.S., had strong sales and earnings gains; and Royal Caribbean Cruises experienced extremely strong bookings on its ships. The top contributor for the second half of 1997 was Cox Communications, a cable company that is leading its industry in the implementation of new services, particularly high-speed Internet access and local telephone service.

The year's worst detractor to performance was Mercury Finance, a leader in used automobile lending. Along with other investors, we were victimized by suspected management fraud and manipulation of financial statements and are seeking redress through legal action. The fund was also hurt by its position in Boston Chicken, a restaurant operator whose stock fell when an unanticipated slowdown precipitated a reevaluation by investors of what was, in hindsight, an overly aggressive expansion plan and a problematic financial structure. The worst-performing industry in 1997 was precious metals, as gold fell from a 1997 high of $370 per ounce to a low of $283 near year-end. Our holdings in two growing gold companies, TVX Gold and Cambior, also fell. Finally, the worst performer in the second half was United States Surgical. Unanticipated weakness in the company's base noninvasive surgery supply business undercut exciting growth in new product lines.

Sector Diversification

                                 6/30/97       12/31/97
________________________________________________________

Financial                             10%             9%

Health Care                           10             12

Consumer                              18             20

Technology                             7             11

Business Services                     28             29

Energy                                 7              5

Industrial                            10              7

Basic Materials                        2              2

Reserves                               8              5


Your fund remains well diversified across sectors. We have made only modest changes in the last six months, as shown in the table.

Investment Strategy and Outlook

As we begin 1998, the critical investment issue is whether the Asian economic crisis will affect the U.S. stock market. We have already seen tremendous damage inflicted on Asian financial markets and are likely to see the economies of many of these countries begin to contract. There will be derivative effects on western nations that are difficult to predict at this stage. However, it is apparent that the overinvestment in productive capacity in many Asian nations will take time to absorb, and part of the solution will inevitably involve greater exports of cheaper goods into the United States and fewer imports of suddenly expensive American goods into Asia. This may well slow the U.S. economy and further dampen our inflation rate. If domestic labor markets continue to tighten, the result could be a squeeze on corporate profits as wages rise but companies are unable to pass through price increases. In 1998, we may well find out how globally integrated the world's economies have become.

One thing we do surmise is that we have entered a period of change. This usually entails higher risks. Stock market volatility, which increased significantly in 1997, is often a signal of change, although it is rarely obvious at the time what those changes are.

We should note, however, that we manage your fund not by making major macroeconomic judgments but by picking stocks we believe will produce good returns over a reasonable time horizon. We will continue to invest based on the precept that fundamental research will deliver superior long-term results. We devote our time to carefully researching and evaluating company fundamentals. While we typically examine a multitude of factors before we invest, and virtually never invest before a face-to-face meeting with a company's management, several of the criteria we focus on include the growth in the company's industry sector; the growth rate we foresee for the company over the next several years; the strength of a company's business model (competitive advantages such as brand names, low-cost production, and patent positions); management we respect; strong financial characteristics such as good cash flow and healthy balance sheets; and, finally, reasonable valuations.

Nevertheless, at the margin, we make adjustments over time to respond to changing conditions. A year ago, we noted that there had been a bifurcation in the mid-cap growth stock universe into two groups: the momentum stocks, featuring fast-growing companies with accelerating fundamentals trading at extremely high valuations; and the plodders, growing more slowly and less assuredly, but trading at dramatically lower valuations. In the last year, many (though not all!) of the formerly high-flying momentum stocks have returned to more reasonable valuations, and we are more focused on some of these faster growers than we were a year ago. Conversely, we are emphasizing the plodders a little less, not only because the valuation differential with the faster growers has narrowed, but also because we believe that in a more difficult pricing environment, the faster-growing companies are generally less dependent on pricing for their growth.

While the stock market as a whole continues to trade near the upper end of its traditional valuation range, low interest rates provide some support as long as earnings growth continues. Relative to the overall market, we believe mid-cap growth stocks look quite attractive. The aggregate underlying growth rate of our portfolio companies is well in excess of the market as a whole, yet the price/earnings ratio is only modestly higher than the market, and well below many of the blue chip leaders. In addition, many of our mid-cap companies have little direct foreign exposure, a factor that could be an advantage for the first time in several years. Finally, the drop in the long-term U.S. capital gains tax rate should favor small- and mid-cap growth companies, most of which pay little or no dividends in order to reinvest in their own growth. We believe the mid-cap growth sector, and your fund in particular, are well-positioned to achieve attractive returns over the long run.

Respectfully submitted,

Brian W. H. Berghuis
President and Chairman of the Investment Advisory Committee
January 19, 1998

Portfolio Highlights
Twenty-Five Largest Holdings

                                             Percent of
                                             Net Assets
                                               12/31/97

________________________________________________________

Warnaco Group                                       2.2%

JP Foodservice                                      2.0

Biogen                                              1.9

Suiza Foods                                         1.9

Affiliated Computer Services                        1.8

Danaher                                             1.7

Royal Caribbean Cruises                             1.7

TriMas                                              1.7

Culligan Water Technologies                         1.6

Outdoor Systems                                     1.6

SunGard Data Systems                                1.6

Circuit City Stores                                 1.6

PartnerRe Holdings                                  1.5

Cox Communications                                  1.5

ACE Limited                                         1.5

Interim Services                                    1.5

DST Systems                                         1.5

Cendant                                             1.4

FINOVA Group                                        1.4

Network Associates                                  1.4

360 Communications                                  1.4

Galileo International                               1.4

Franklin Resources                                  1.4

Teleflex                                            1.3

Quorum Health Group                                 1.3
________________________________________________________

Total                                              39.8%

Contributions to the Change in Net Asset Value Per Share

6 Months Ended December 31, 1997

Ten Best Contributors
________________________________________________________

Cox Communications                             8(cents)

Royal Caribbean Cruises                               8

Outdoor Systems                                       8

ACE Limited                                           8

Cendant                                               7

Comcast                                               6

Gilead Sciences                                       5

SunGard Data Systems                                  5

BDM International **                                  5

PLATINUM technology                                   5
________________________________________________________

Total                                         65(cents)

Ten Worst Contributors
________________________________________________________

United States Surgical                       - 5(cents)

Cambior                                               5

Vencor *                                              5

TVX Gold                                              5

OEA                                                   3

St. Jude Medical                                      3

Fairfax Financial                                     3

Great Lakes Chemical                                  3

Xilinx                                                2

Quest Diagnostics **                                  2
________________________________________________________

Total                                       - 36(cents)

12 Months Ended December 31, 1997

Ten Best Contributors
________________________________________________________

ACE Limited                                   13(cents)

Franklin Resources                                   12

General Nutrition                                    11

Royal Caribbean Cruises *                            11

Outdoor Systems *                                    10

Costco Companies                                      9

Gartner Group *                                       9

Cox Communications                                    9

Kohl's                                                8

Cooper Cameron                                        8
________________________________________________________

Total                                        100(cents)

*    Position added
**   Position eliminated


Ten Worst Contributors
________________________________________________________

Mercury Finance **                          - 15(cents)

Boston Chicken **                                    11

TVX Gold                                              8

Cambior                                               7

Corporate Express                                     6

American Pad & Paper **                               6

OEA                                                   6

Ikon Office Solutions                                 5

United States Surgical *                              5

Scholastic **                                         5
________________________________________________________

Total                                       - 74(cents)

T. Rowe Price Mid-Cap Equity Growth Fund
December 31, 1997

Performance Comparison

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with a broad-based average or index.
The index return does not reflect expenses, which have been deducted from the fund's return.

Mid-Cap Equity Growth Fund
December 31, 1997


            Mid-Cap
         Equity Growth     S&P MidCap     Lipper Mid Cap
             Fund             Index         Fund Index

7/31/96    $ 10,000          $ 10,000       $ 10,000
12/96        11,610            11,707         12,298
12/97        13,745            15,482         13,363

Average Annual Compound Total Return

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

Mid-Cap Equity Growth Fund
Periods Ended 12/31/97

                                Since      Inception
             1 Year         Inception           Date
_______________________________________________________

             18.39%            37.45%       7/31/96

Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase.

Total returns do not include charges imposed by your insurance company's separate account. If these were included, performance would have been lower.

Financial Highlights

T. Rowe Price Mid-Cap Equity Growth Fund

                                                            For
a share outstanding
                                     throughout each period
                                    _______________________

                                             Year   7/31/96
                                            Ended   Through
                                         12/31/97  12/31/96


NET ASSET VALUE

Beginning of
   period                               $   11.59 $   10.00

Investment activities
   Net investment income                    (0.01)*    0.02*
   Net realized and
   unrealized gain (loss)                    2.14      1.59

   Total from
   investment activities                     2.13      1.61

Distributions
   Net investment income                        -     (0.02)
   Net realized gain                        (0.03)        -

   Total Distributions                      (0.03)    (0.02)

NET ASSET VALUE

End of period                           $   13.69 $   11.59
                                        ___________________

Ratios/Supplemental Data

Total return                               18.39%*   16.10%*

Ratio of expenses to
average net assets                          0.85%*    0.85%*!

Ratio of net investment
income to average
net assets                                  (0.12)%*  0.43%*!

Portfolio turnover rate                     41.0%     31.3%!

Average commission rate paid            $  0.0487 $  0.0402

Net assets, end of period               $  57,974 $  14,367

* Excludes expenses in excess of a 0.85% voluntary expense limitation in effect through 12/31/97.
!  Annualized.

The accompanying notes are an integral part of these financial statements.

Statement of Net Assets
T. Rowe Price Mid-Cap Equity Growth Fund
December 31, 1997

                                    Shares/Par        Value
                                               In thousands

Common Stocks  95.3%

FINANCIAL  8.7%

Insurance  3.9%

ACE Limited                              8,900    $     859

Fairfax Financial (CAD) *                2,300          515

PartnerRe Holdings                      18,900          876

                                                      2,250

Financial Services  4.8%

Capital One Financial                   11,800          640

FINOVA Group                            16,500          820

Franklin Resources                       9,100          791

INMC Mortgage Holdings                  23,000          539

                                                      2,790

Total Financial                                       5,040

HEALTH CARE  12.5%

Pharmaceuticals  1.6%

Agouron Pharmaceuticals *               10,200          298

ALZA (Class A) *                        19,800          630

                                                        928

Biotechnology  3.0%

Biogen *                                30,500        1,111

Gilead Sciences *                       16,900          649

                                                      1,760

Medical Instruments and
Devices  3.0%

St. Jude Medical *                      16,500          503

Sybron International *                  13,200          620

United States Surgical                  20,600          604

                                                      1,727

Health Care Services  4.9%

Cardinal Health                          7,100          533

Covance *                               37,000          735

Omnicare                                21,400          664

Quorum Health Group *                   28,050          736

Vencor *                                 7,300          179

                                                      2,847

Total Health Care                                     7,262

CONSUMER  20.0%

Soft Goods Retailers  2.2%

Gymboree *                              25,500          700

Kohl's *                                 8,200          558

                                                      1,258

Hard Goods Retailers  6.7%

BJ's Wholesale Club *                   20,600    $     646

Circuit City Stores                     25,400          903

Costco Companies *                      16,500          736

Fred Myer *                             17,300          629

General Nutrition *                     18,100          614

Shopko Stores *                         17,400          379

                                                      3,907

Consumer Non-Durables  3.8%

Culligan Water
   Technologies *                       18,700          940

Warnaco Group (Class A)                 40,300        1,264

                                                      2,204

Restaurants  0.9%

Outback Steakhouse *                    18,100          524

                                                        524

Food and Beverages  1.9%

Suiza Foods *                           18,100        1,078

                                                      1,078

Entertainment  1.7%

Royal Caribbean Cruises                 18,400          981

                                                        981

Consumer Services  2.8%

Cendant *                               24,106          829

La Quinta Inns                          25,500          493

Stewart Enterprises
      (Class A)                          6,500          303

                                                      1,625

Total Consumer                                       11,577

TECHNOLOGY  10.6%

Computer Software  4.5%

BMC Software *                           7,100          465

Intuit *                                 7,700          318

Network Associates *                    15,400          813

PLATINUM technology *                    5,500          156

Security Dynamics
     Technologies *                      9,100          326

Synopsys *                              14,800          528

                                                      2,606

Semiconductors and
Components  3.7%

Analog Devices *                        16,500          457

Maxim Integrated Products *             15,800          546

Microchip Technology *                  11,500          346

PMC-Sierra *                             9,500          296

Xilinx *                                14,000    $     490

                                                      2,135

Networking and Telecom
Equipment  0.5%

Anixter International *                 18,900          312

                                                        312

E-Commerce  1.9%

Checkfree *                             15,600          424

Sterling Commerce *                     17,300          665

                                                      1,089

Total Technology                                      6,142

BUSINESS SERVICES  29.1%

Telecom Services  6.6%

360 Communications *                    39,800          804

Cincinnati Bell                         13,200          409

Comcast (Class A Special)               23,000          725

Cox Communications
   (Class A) *                          21,700          869

Omnipoint *                             18,100          422

Paging Network *                        41,000          442

Vanguard Cellular
   (Class A) *                          14,000          179

                                                      3,850

Computer Services  7.2%

Affiliated Computer Services
   (Class A) *                          40,300        1,060

DST Systems *                           19,800          845

Galileo International                   28,700          793

National Data                           15,600          564

SunGard Data Systems *                  29,200          905

                                                      4,167
Distribution  6.1%

Corporate Express *                     42,800          553

Fastenal                                 5,800          223

Henry Schein *                           4,900          172

Ikon Office Solutions                   10,700          301

JP Foodservice *                        31,100        1,149

MSC *                                   14,000          593

Richfood Holdings                       19,800          559

                                                      3,550

Media and Advertising  3.6%

ADVO *                                   7,400          144

Catalina Marketing *                    12,800          592

Jacor Communications *                   7,600          404

Outdoor Systems *                       24,400    $     937

                                                      2,077

Real Estate Services  1.1%

Security Capital Group
   (Class B) *                          19,800          643

                                                        643

Environmental  1.0%

USA Waste Services *                    14,800          581

                                                        581

Miscellaneous Business
Services  3.5%

AccuStaff *                             19,800          456

Gartner Group (Class A) *               18,900          705

Interim Services *                      32,900          851

                                                      2,012

Total Business Services                              16,880

ENERGY  5.2%

Exploration and Production  0.8%

United Meridian *                       17,000          478

                                                        478

Energy Services  4.4%

Camco International                     10,800          688

Cooper Cameron *                        10,700          653

Smith International *                    9,900          607

Weatherford Enterra *                   13,300          582

                                                      2,530

Total Energy                                          3,008

INDUSTRIAL  6.9%

Defense & Aerospace  1.0%

BE Aerospace *                          22,200          594

                                                        594

Auto Related  0.3%

OEA                                      6,300          182

                                                        182

Specialty Chemicals  0.9%

Great Lakes Chemical                    12,300          552

                                                        552

Machinery  4.7%

Danaher                                 15,600          985

Teleflex                                20,000          755

TriMas                                  28,100          966

                                                      2,706

Total Industrial                                      4,034

BASIC MATERIALS  1.7%

Mining  1.7%

Battle Mountain Gold
     (Class A)                          84,000    $     494

Cambior                                 32,900          193

TVX Gold *                              88,900          300

Total Basic Materials                                   987

Miscellaneous Common Stocks  0.6%                       338

Total Common Stocks (Cost  $49,411)                  55,268

Short-Term Investments  14.2%

Money Market Fund  14.2%

Government Reserve
   Investment Fund
     5.55% #                         8,230,568        8,231

Total Short-Term Investments
(Cost  $8,231)                                        8,231

Total Investments in Securities

109.5% of Net Assets (Cost $57,642)               $  63,499

Other Assets Less Liabilities                        (5,525)

NET ASSETS                                        $  57,974
                                                  _________

Net Assets Consist of:

Accumulated net realized gain/loss -
net of distributions                                    449

Net unrealized gain (loss)                            5,857

Paid-in-capital applicable to 4,233,601
shares of $0.0001 par value capital stock
outstanding; 1,000,000,000 shares
authorized                                           51,668

NET ASSETS                                        $  57,974
                                                  _________

NET ASSET VALUE PER SHARE                         $   13.69
                                                  _________
    *   Non-income producing
    #   Seven-day yield
  CAD   Canadian dollar

The accompanying notes are an integral part of these financial statements.

Statement of Operations

T. Rowe Price Mid-Cap Equity Growth Fund
In thousands

                                                       Year
                                                      Ended
                                                   12/31/97

Investment Income

Income
     Interest                                     $     135
     Dividend                                            90

     Total income                                       225

Expenses
     Investment management                              117
     Custody and accounting                             105
     Legal and audit                                     12
     Registration                                        10
     Directors                                            7
     Shareholder servicing                                6
     Prospectus and shareholder reports                   3
     Miscellaneous                                        3

     Total expenses                                     263

Net investment income                                   (38)

Realized and Unrealized Gain (Loss)

Net realized gain (loss)
     Securities                                         544
     Foreign currency transactions                       (1)

     Net realized gain (loss)                           543

Change in net unrealized gain or
     loss on securities                               5,325

Net realized and unrealized gain (loss)               5,868

INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS                            $   5,830
                                                  _________

The accompanying notes are an integral part of these financial statements.

Statement of Changes in Net Assets
T. Rowe Price Mid-Cap Equity Growth Fund
In thousands

                                          Year      7/31/96
                                         Ended      Through
                                      12/31/97     12/31/96

Increase (Decrease) in Net Assets

Operations
     Net investment income           $     (38)   $      10
     Net realized gain (loss)              543           72
     Change in net unrealized
        gain or loss                     5,325          532

     Increase (decrease) in net
        assets from operations           5,830          614

Distributions to shareholders
     Net investment income                   -          (24)

     Net realized gain                    (114)           -

     Decrease in net assets
        from distributions                (114)         (24)

Capital share transactions*
     Shares sold                        38,240       13,650
     Distributions reinvested              100           16
     Shares redeemed                      (449)           -

     Increase (decrease) in net
        assets from capital
        share transactions              37,891       13,666

Net equalization                             -           11

Net Assets

Increase (decrease) during period       43,607       14,267
Beginning of period                     14,367          100

End of period                        $  57,974    $  14,367
                                      _____________________

*Share information
     Shares sold                         3,023        1,228
     Distributions reinvested                8            2
     Shares redeemed                       (37)           -

     Increase (decrease) in
        shares outstanding               2,994        1,230

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements
T. Rowe Price Mid-Cap Equity Growth Fund
December 31, 1997

Note 1 - Significant Accounting Policies

T. Rowe Price Institutional Equity Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940. The Mid-Cap Equity Growth Fund (the fund), a diversified, open-end management investment company, is the sole portfolio established by the corporation and commenced operations on July 31, 1996.

The accompanying financial statements are prepared in accordance with generally accepted accounting principles for the investment company industry; these principles may require the use of estimates by fund management.

Valuation Equity securities listed or regularly traded on a securities exchange are valued at the last quoted sales price on the day the valuations are made. A security which is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day and securities regularly traded in the over-the-counter market are valued at the mean of the latest bid and asked prices. Other equity securities are valued at a price within the limits of the latest bid and asked prices deemed by the Board of Directors, or by persons delegated by the Board, best to reflect fair value.

Investments in mutual funds are valued at the closing net asset value per share of the mutual fund on the day of valuation.

For purposes of determining the fund's net asset value per share, the U.S. dollar value of all assets and liabilities initially expressed in foreign currencies is determined by using the mean of the bid and offer prices of such currencies against U.S. dollars quoted by a major bank.

Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Directors.

Currency Translation Assets and liabilities are translated into U.S. dollars at the prevailing exchange rate at the end of the reporting period. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing exchange rate on the dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains and losses is reflected as a component of such gains and losses.

Premiums and Discounts Premiums and discounts on debt securities are amortized for both financial reporting and tax purposes.

Other Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Dividend income and distributions to shareholders are recorded by the fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from those determined in accordance with generally accepted accounting principles. Effective January 1, 1997, the fund discontinued its practice of equalization. The results of operations and net assets were not affected by this change.

Note 2 - Investment Transactions

Purchases and sales of portfolio securities, other than short-term securities, aggregated $48,532,000 and $12,061,000, respectively, for the year ended December 31, 1997.

Note 3 - Federal Income Taxes

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income.

In order for the fund's capital accounts and distributions to shareholders to reflect the tax character of certain transactions, the following reclassifications were made during the year ended December 31, 1997. The results of operations and net assets were not affected by the increases/(decreases) to these accounts.

Undistributed net investment income          $       38,000
Undistributed net realized gain                     (38,000)

At December 31, 1997, the aggregate cost of investments for federal income tax and financial reporting purposes was $57,642,000 and net unrealized gain aggregated $5,857,000 of which $7,412,000 related to appreciated investments and $1,555,000 to depreciated investments.

Note 4 - Related Party Transactions

The investment management agreement between the fund and T. Rowe Price Associates, Inc. (the manager) provides for an annual management fee, of which $25,000 was payable at December 31, 1997. The fee is computed daily and paid monthly, and is equal to 0.60% of the fund's average daily net assets.

Under the terms of the investment management agreement, the manager is required to bear any expenses through December 31, 1997, which would cause the fund's ratio of expenses to average net assets to exceed 0.85%. Thereafter, through December 31, 1999, the fund is required to reimburse the manager for these expenses, provided that average net assets have grown or expenses have declined sufficiently to allow reimbursement without causing the fund's ratio of expenses to average net assets to exceed 0.85%. Pursuant to this agreement, $68,000 of management fees were not accrued by the fund for the year ended December 31, 1997 and $48,000 remains unaccrued from prior periods.

In addition, the fund has entered into agreements with the manager and two wholly owned subsidiaries of the manager, pursuant to which the fund receives certain other services. The manager computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc., is the fund's transfer and dividend disbursing agent and provides shareholder and administrative services to the fund. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. The fund incurred expenses pursuant to these related party agreements totaling approximately $66,000 for the year ended December 31, 1997, of which $6,000 was payable at period-end.

The fund may invest in the Reserve Investment Fund and Government Reserve Investment Fund (collectively, the Reserve Funds), open-end management investment companies managed by T. Rowe Price Associates, Inc. The Reserve Funds are offered as cash management options only to mutual funds and other accounts managed by T. Rowe Price and its affiliates and are not available to the public. The Reserve Funds pay no investment management fees. Distributions from the Reserve Funds to the fund for the year ended December 31, 1997, totaled $46,000 and are reflected as interest income in the accompanying Statement of Operations.

T. Rowe Price Mid-Cap Equity Growth Fund

Tax Information for the Tax Year Ended 12/31/97

We are providing this information as required by the Internal
Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.
The fund's distributions to shareholders included:

o    $76,000 from short-term capital gains, and

o    $38,000 from long-term capital gains.

For corporate shareholders, 84% of the fund's distributed income and short-term capital gains qualified for the dividends-received deduction.

Report of Independent Accountants

To the Board of Directors of Institutional Equity Funds, Inc. and Shareholders of Mid-Cap Equity Growth Fund
In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Mid-Cap Equity Growth Fund (constituting Institutional Equity Funds, Inc., hereafter referred to as the "Fund") at December 31, 1997, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the year then ended and for the period July 31, 1996 (commencement of operations) through December 31, 1996, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1997 by correspondence with custodians and, where appropriate, the application of alternative auditing procedures for unsettled security transactions, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP
Baltimore, Maryland
January 21, 1998